SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    ---------



                                    FORM 8-K




                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934





        Date of Report (Date of earliest event reported): March 20, 1997





                     HEALTH AND RETIREMENT PROPERTIES TRUST
               (Exact name of registrant as specified in charter)




    Maryland                           1-9317                  04-6558834
 (State or other                  (Commission file            (IRS employer
 jurisdiction of                      number)               identification no.)
 incorporation)


         400 Centre Street, Newton, Massachusetts                   02158
         (Address of principal executive offices)                 (Zip code)


Registrant's telephone number, including area code:  617-332-3990

Item 7.  Financial Statements, Pro Forma Financial Information
                  and Exhibits.

(c) Exhibits.

         10.1 Second Amendment and Waiver, dated as of March 19, 1997, to Third Amended and Restated Revolving Loan Agreement, dated as of March 15, 1996, among Health and Retirement Properties Trust, as borrower, the lenders named therein, Dresdner Kleinwort Benson North American LLC (as successor to Kleinwort Benson Limited), as agent, Wells Fargo Bank, National Assocation, as administrative agent, Fleet National Bank (as successor to Fleet Bank of Massachusetts), as co-agent, et al.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      HEALTH AND RETIREMENT PROPERTIES TRUST



                                      By: /s/David J. Hegarty
                                          David J. Hegarty
                                          President and Chief Operating Officer

Date: March 20, 1997